================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 15, 2003

                      Lehman ABS Corporation, on behalf of:

           CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-12 TRUST CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-27 TRUST CORPORATE BACKED TRUST CERTIFICATES, ROYAL & SUN ALLIANCE BOND-BACKED SERIES 2002-2 TRUST
           CORPORATE BACKED TRUST CERTIFICATES, ROYAL & SUN ALLIANCE BOND-BACKED SERIES 2002-11 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-100485             13-3447441
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001   Series 2001-1 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001   Series 2001-2 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001   Series 2001-3 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001   Series 2001-4 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001   Series 2001-5 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001      Series 2001-6 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001      Series 2001-7 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001      Series 2001-8 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001     Series 2001-9 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001     Series 2001-10 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001     Series 2001-11 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001      Series 2001-12 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001     Series 2001-14 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001     Series 2001-15 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001        Series 2001-16 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001        Series 2001-17 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001        Series 2001-18 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001       Series 2001-19 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001       Series 2001-20 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001       Series 2001-21 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001       Series 2001-22 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001       Series 2001-23 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001       Series 2001-24 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001      Series 2001-25 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001      Series 2001-26 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001      Series 2001-27 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001      Corning Debenture-Backed Series
                                           2001-28 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements              Corporate Backed Trust Certificates,
and Series Supplement dated July 26, 2001        Georgia Pacific Debenture-Backed Series
                                                 2001-29 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements              Corporate Backed Trust Certificates,
and Series Supplement dated July 27, 2001        Royal Caribbean Debenture-Backed Series
                                                 2001-30 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, Toys
Series Supplement dated July 31, 2001            "R" Us Debenture-Backed Series 2001-31
                                                 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001          Liberty Media Debenture-Backed Series
                                                 2001-32 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, AT&T
Series Supplement dated September 5, 2001        Note-Backed Series 2001-33 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001        Goodyear Tire & Rubber Note-Backed Series
                                                  2001-34 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001       Corning Debenture-Backed Series 2001-35
                                                 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, Ford
Series Supplement dated November 15, 2001        Motor Co. Debenture-Backed Series 2001-36
                                                 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001        Federal Express Corporation Note-Backed
                                                 Series 2001-37 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, W.R.
Series Supplement dated January 23, 2002         Berkley Capital Trust Securities-Backed
                                                 Series 2002-1 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002        Royal & Sun Alliance Bond-Backed Series
                                                 2002-2 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002            Brunswick Corporation Note-Backed Series
                                                 2002-3 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002           Daimler Chrysler Debenture-Backed Series
                                                  2002-4 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002           Series 2002-TVA-1 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002            General Electric Capital Series Note-
                                                 Backed Series 2002-5 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002           Kinder Morgan Debenture-Backed Series
                                                 2002-6 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, AT&T
Series Supplement dated May 1, 2002              Wireless Services Note-Backed Series
                                                 2002-7 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002             BellSouth Debenture-Backed Series 2002-8
                                                 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, News
Series Supplement dated June 3, 2002             America Debenture-Backed Series 2002-9
                                                 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, AIG
Series Supplement dated June 6, 2002             Debenture-Backed Series 2002-10 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002             Royal & Sun Alliance Bond-Backed Series
                                                 2002-11 Trust
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002        Motorola Debenture-Backed Series 2002-12
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 10, 2002        Motorola Debenture-Backed Series 2002-14
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, CIT
Series Supplement dated July 24, 2002        Capital Trust I Securities-Backed Series
                                             2002-15 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 30, 2002        Verizon Global Funding Corp. Note-Backed
                                             Series 2002-16 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated October 23, 2002     American General Institutional Capital A
                                             Capital Securities-Backed Series 2002-17
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated October 31, 2002     Bristol-Meyers Squibb Debenture-Backed
                                             Series 2002-18 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Repackaged GE Global Insurance Floating
Series Supplement dated November 15, 2002    Rate Trust Certificates Series 2002-1
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 28, 2003     Sears Roebuck Acceptance Note-Backed
                                             Series 2003-1 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2003     BellSouth Capital Funding Debenture-
                                             Backed Series 2003-2 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, Duke
Series Supplement dated January 31, 2003     Capital Note-Backed Series 2003-3 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, HSBC
Series Supplement dated February 19, 2003    Debenture-Backed Series 2003-4 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 5, 2003        Sears Roebuck Acceptance Note-Backed
                                             Series 2003-5 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, Ford
Series Supplement dated March 13, 2003       Motor Company Note-Backed Series 2003-6
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2003       Boeing Note-Backed Series 2003-7 Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 27, 2003       Altria Debenture-Backed Series 2003-8
                                             Trust
--------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates, CIT
Series Supplement dated April 1, 2003        Capital Trust I Securities-Backed Series
                                             2003-9 Trust
--------------------------------------------------------------------------------------

Item 5. OTHER EVENTS

On April 15, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-12 Trust, Corporate Backed Trust Certificates, Series 2001-27 Trust, Corporate Backed Trust Certificates, Royal & Sun Alliance Bond-Backed Series 2002-2 Trust and Corporate Backed Trust Certificates, Royal & Sun Alliance Bond-Backed Series 2002-11 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1, 2, 3 and 4 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-12 Certificate Holders for the period ending April 15, 2003.

      2 Trustee's Distribution Statement to the Series 2001-27 Certificate Holders for the period ending April 15, 2003.

      3 Trustee's Distribution Statement to the Royal & Sun Alliance Bond-Backed Series 2002-2 Certificate Holders for the period ending April 15, 2003.

      4 Trustee's Distribution Statement to the Royal & Sun Alliance Bond-Backed Series 2002-11 Certificate Holders for the period ending April 15, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2003

                                         Lehman ABS Corporation


                                         By: /s/ Rene Canezin
                                                 -------------------------------
                                         Name:   Rene Canezin
                                         Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-12 Certificate Holders for the period ending April 15, 2003

      2 Trustee's Distribution Statement to the Series 2001-27 Certificate Holders for the period ending April 15, 2003

      3 Trustee's Distribution Statement to the Royal & Sun Alliance Bond-Backed Series 2002-2 Certificate Holders for the period ending April 15, 2003

      4 Trustee's Distribution Statement to the Royal & Sun Alliance Bond-Backed Series 2002-11 Certificate Holders for the period ending April 15, 2003